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                                                                       EXHIBIT 1


                            ILLINOIS TOOL WORKS INC.

                             UNDERWRITING AGREEMENT

                                  $500,000,000
                             5 3/4% Notes due 2009

                                                               February 19, 1999


To the Representatives named in the attached Schedule I of the Underwriters named in the attached Schedule II


Ladies and Gentlemen:

     1. INTRODUCTORY. Illinois Tool Works Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule II (the "Underwriters"), for whom you are acting as representatives (the "Representatives", which term may refer to a single Representative if so indicated on Schedule I), the principal amount of its debt securities identified in Schedule I (the "Securities"), to be issued under an Indenture dated as of November 1, 1986, as supplemented by a First Supplemental Indenture dated as of May 1, 1990 (the "Indenture") between the Company and Harris Trust and Savings Bank, as successor trustee (the "Trustee"). (If the firms listed in Schedule II include only the firms listed in Schedule I, then the terms "Underwriters" and "Representatives," as used herein, shall each be deemed to refer to such firms.)

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each of the Underwriters that:

          (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act") (File No. 333-70691), for the registration under the Securities Act of the Securities. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and conforms in all other material respects with the applicable rules and regulations of the Commission. The Company proposes to file with the Commission pursuant to Rule 424(b)(2) or (b)(5) under the Securities Act either (a) a supplement to the form of prospectus included in the registration statement relating to the Securities and the plan of distribution thereof or (b), if the Company elects to rely on Rule 434 under the Securities Act, a Term Sheet (as such term is hereinafter defined) relating to the Securities that will contain such information as is required or permitted by Rules 434 and 424(b) under the Securities Act. Such


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     registration statement has become effective, no stop order suspending its effectiveness is in effect and no proceedings for such purpose are pending or, to the knowledge of the Company, threatened by the Commission. The registration statement, including the exhibits and schedules thereto, is hereinafter called the "Registration Statement;" the prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Basic Prospectus;" and such supplemented form of prospectus, (i) in the form in which it is filed with the Commission pursuant to Rule 424(b)(2) or
     (b)(5) (including the Basic Prospectus as so supplemented) or (ii), if the Company elects to rely on Rule 434 under the Securities Act, in the form of the Term Sheet as first filed with the Commission pursuant to Rule 424(b)(7) (together with the Basic Prospectus), is hereinafter called the "Final Prospectus." Any preliminary form of the Final Prospectus that has heretofore been filed pursuant to Rule 424(b) is hereinafter called the "Preliminary Final Prospectus." Any abbreviated term sheet that satisfies the requirements of Rule 434 under the Securities Act is hereinafter called the "Term Sheet." Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 that were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, and deemed to be incorporated therein by reference. As used herein, "Incorporated Documents" means the documents that at the time are incorporated by reference in the Registration Statement , the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus.

          (b) When the Final Prospectus is first filed pursuant to Rule 424(b) under the Securities Act, when, prior to the Closing Date (as hereinafter defined), any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Final Prospectus is filed with the Commission and at the Closing Date, (i) the Registration Statement, as amended as of any such time, the Final Prospectus, as amended or supplemented as of any such time, and the Indenture will conform in all material respects with the applicable requirements of the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the Exchange Act and the respective rules and regulations thereunder and
     (ii) neither the Registration Statement, as amended as of any such time, nor the Final Prospectus, as amended or supplemented as of any such time, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement that constitutes the Statement


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     of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee,
     (ii) information, if any, contained in the Registration Statement or Final Prospectus relating to the Depository Trust Company ("DTC") and its book-entry system, or (iii) the information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Registration Statement and the Final Prospectus, it being understood that the only such information specifically provided by the Underwriters is as described in the penultimate sentence of Section 7(b).

          (c) The financial statements, together with the related notes and schedules thereto, of the Company and its consolidated subsidiaries included in the Registration Statement and the Final Prospectus fairly present the financial condition of the Company and its consolidated subsidiaries as of the dates indicated and the results of operations and cash flows for the periods therein specified; and such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise stated therein. As used herein, "consolidated subsidiaries" means each subsidiary of the Company that is included in the consolidated financial statements of the Company contained in its annual report to stockholders for 1997 in accordance with the consolidation policies set forth therein or which would have been so included if it had been a subsidiary of the Company as of the date of such consolidated financial statements, and each other subsidiary of the Company which is included in consolidated financial statements of the Company prepared from time to time thereafter.

          (d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus and prior to the Closing Date, except as set forth or contemplated in the Final Prospectus, (i) neither the Company nor any of its consolidated subsidiaries has entered into any transaction not in the ordinary course of business that is material to the Company and its consolidated subsidiaries, considered as a whole, (ii) there has been no material adverse change in the properties, business, financial condition or results of operations of the Company and its consolidated subsidiaries, considered as a whole, and
     (iii) no legal or governmental proceeding that has materially affected the Company or any of its consolidated subsidiaries, considered as a whole, or the transactions contemplated by this Agreement, has been or will have been instituted or threatened.

          (e) The Company and each of its consolidated subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own or lease its properties and conduct its business as currently conducted. The Company each of its consolidated subsidiaries is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, other than those jurisdictions as to which the


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     failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company and its consolidated subsidiaries considered as a whole ("Material Adverse Effect").

          (f) The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms and provisions of, or constitute a default under, (i) the certificate of incorporation or by-laws of the Company as presently in effect, (ii) any indenture, mortgage, contract or other agreement to which the Company or any of its consolidated subsidiaries is a party or is bound, (iii) any rule, order statute, law or regulation applicable to the Company or any of its consolidated subsidiaries, except, with respect to clause (ii), for breaches and defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (g) The Securities have been duly and validly authorized and, when issued, authenticated and delivered against payment therefor in accordance with the terms of the Indenture and this Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, moratorium and other laws affecting the enforceability of creditors' rights and general principles of equity, and will conform to the description thereof contained in the Final Prospectus. The Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, moratorium and other laws affecting the enforceability of creditors' rights and general principles of equity. The Indenture is duly qualified under the Trust Indenture Act and conforms to the description thereof contained in the Final Prospectus.

          (h) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Securities, except such as may be required under the Securities Act or under state securities or blue sky laws.

          (i) This Agreement has been duly authorized, validly executed and delivered by the Company.

          (j) The Company and its consolidated subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificates, authorities or permits that, if determined adversely to the Company or such subsidiaries, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.


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          (k) Except as disclosed in the Registration Statement and the Final
     Prospectus, neither the Company nor any of its consolidated subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (l) Except as disclosed in the Registration Statement and the Final Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its consolidated subsidiaries or any of their respective properties that, if determined adversely to the Company or such subsidiaries, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or would have a material adverse effect on the ability of the Company to perform its obligations under this Agreement.

          (m) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" as defined in the Investment Company Act of 1940.

          (n) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          (o) Except as otherwise set forth in the Registration Statement and the Final Prospectus, all of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's consolidated subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any


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     nature, except for instances that, individually and in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (p) Neither the Company nor any of its consolidated subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of material indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its consolidated subsidiaries, taken as a whole, to which the Company or any of its consolidated subsidiaries is a party or by which it or any of its consolidated subsidiaries or their respective property is bound, other than violations and defaults that could not reasonably be expected to have a Material Adverse Effect.

     3. SALE, PURCHASE AND DELIVERY OF SECURITIES. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, severally and not jointly, and each Underwriter, severally and not jointly (unless otherwise indicated on Schedule I), agrees to purchase from the Company, at the purchase price set forth in Schedule I, the principal amount of the Securities set forth opposite such Underwriter's name in Schedule II, except that, if Schedule I provides for the sale of Securities pursuant to delayed delivery arrangements, the respective principal amounts of Securities to be purchased by the Underwriters shall be as set forth in Schedule II, less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities."

     If so provided in Schedule I, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of Schedule III, but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in Schedule I of the principal amount of the Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will make Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter as set forth in Schedule II shall be reduced by an amount which bears the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the


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aggregate principal amount set forth in Schedule II, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in Schedule II, less the aggregate principal amount of Contract Securities.

     Delivery of and payment for the Underwriters' Securities will be made at the office, on the date and at the time specified in Schedule I, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company in Federal (same day) funds, or, if so indicated on Schedule I, in New York Clearinghouse (same day) funds. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representatives may request not less than two full business days in advance of the Closing Date.

     The Company agrees to have the Underwriters' Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

     If so provided in Schedule I, Underwriters' Securities will be represented by one or more definitive global Securities in book-entry form that will be deposited by or on behalf of the Company with DTC or DTC's designated custodian. In such case, (a) delivery of the Underwriters' Securities will be made to the Representatives for the respective accounts of the several Underwriters by causing DTC to credit the Underwriters' Securities to the account of the Representatives at DTC, and (b) the Company will cause the certificates representing the Underwriters' Securities to be made available to the Representatives for inspection not later than 1:00 p.m., New York City time, on the business day prior to the Closing Date at the office of DTC or its designated custodian.

     4. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Underwriters that:

          (a) Prior to the termination of the offering of the Securities, the Company will not file any amendment to the Registration Statement or supplement (including the Final Prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing, and the Company will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus to be timely filed with the Commission pursuant to Rule 424 or Rule 434 under the Securities Act. The Company will promptly advise the Representatives (i) when the Final Prospectus has been filed with the Commission pursuant to Rule 424 or Rule 434 under the Securities Act, (ii) when any amendment to the Registration Statement relating to the Securities has become effective,


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     (iii) of any request by the Commission for any amendment of the
     Registration Statement or amendment of or supplement to the Final Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement use of the Final Prospectus or the institution or threatening of any proceeding for such purpose and (v) of the receipt by the Company of any notification relating to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) The Company will prepare and file with the Commission, promptly upon the request of the Representatives, any amendments or supplements to the Registration Statement or Final Prospectus that, in the opinion of counsel for the Underwriters, may be necessary to enable the several Underwriters to continue the sale of the Securities, and the Company will use its best efforts to cause any such amendments to become effective and any such supplements to be filed with the Commission and approved for use by the Underwriters as promptly as possible. If at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act, any event relating to or affecting the Company occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statement therein not misleading, or if it is necessary at any time to amend or supplement the Final Prospectus to comply with the Securities Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement that will correct such statement or omission or that will effect such compliance. For purposes of this paragraph (b), the Company will furnish such information with respect to itself as the Representatives may from time to time reasonably request.

          (c) As soon as practicable, but not later than 90 days after the end of the 12-month period beginning at the end of the current fiscal quarter of the Company, the Company will make generally available to its security holders and you an earnings statement covering a period of at least twelve months beginning not earlier than said effective date that shall satisfy the provisions of Section 11(a) of the Securities Act.

          (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto and documents incorporated by reference therein) and each amendment thereto that shall become effective on or prior to the Closing Date and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request. The Company will pay the expenses of printing all documents relating to the offering.


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          (e) The Company will furnish such information and execute such instruments as may be required to qualify the Securities for sale under the securities or blue sky laws of such jurisdictions within the United States as you designate, will continue such qualifications in effect so long as required for distribution and will arrange for the determination of the legality of the Securities for purchase by institutional investors. The Company shall not be required to register or qualify as a foreign corporation or, except as to matters and transactions relating to the offer and sale of the Securities, consent to service of process in any jurisdiction.

          (f) The Company will pay all costs and expenses in connection with the transactions herein contemplated, including the fees and disbursements of its counsel; the fees, costs and expenses of preparing, printing and delivering the Indenture and the Securities; the fees, costs and expenses of the Trustee; accounting fees and disbursements; the costs and expenses in connection with the qualification or exemption of the Securities under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with any Blue Sky Memoranda; the costs and expenses in connection with the preparation, printing and filing of the Registration Statement (including exhibits thereto) and the Basic, Preliminary Final and Final Prospectus, the preparation and copying of this Agreement and the furnishing to the Underwriters of such copies of each prospectus as the Underwriters may reasonably require; and the fees of rating agencies. It is understood, however, that, except as provided in this Section and in Sections 7 and 8, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel and any advertising expenses connected with any offers they may make.

          (g) Until the business day following the Closing Date, the Company will not, without the consent of the Representatives, offer or sell, or announce the offering of, any debt securities covered by the Registration Statement or any other registration statement filed under the Securities Act.

     5. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Securities are subject to the condition that the representations and warranties on the part of the Company contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date (including the filing of any document incorporated by reference therein) and as of the Closing Date are true and correct in all material respects, to the accuracy of the written statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder to be performed on or prior to the Closing Date and to the following additional conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending, or, to the knowledge of the Company, shall be contemplated by the Commission.


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          (b) No event, nor any material adverse change in the Company's business, financial condition or results of operations, shall have occurred, nor shall any event exist, that makes untrue or incorrect any material statement or information contained in the Registration Statement or the Final Prospectus or that is not reflected in the Registration Statement or the Final Prospectus, but should be reflected therein in order to make the statements or information contained therein not misleading.

          (c) You shall have received at the Closing Date (or prior thereto as indicated) the following:

          (i) An opinion from Stewart S. Hudnut, Senior Vice President, General Counsel and Secretary, or an Associate General Counsel of the Company, dated the Closing Date, to the effect that:

                    (a) The Company has been duly incorporated and is validly
               existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own or lease its properties and conduct its business as described in the Final Prospectus.

                    (b) Each consolidated subsidiary of the Company (i) that is organized under the laws of the United States, any state thereof or the District of Columbia and (ii) whose net assets or operating revenues exceed 10% of the Company's consolidated net assets or consolidated operating revenues, as the case may be, is a corporation or other entity validly existing as a corporation or other entity in good standing under the laws of its jurisdiction of organization with requisite power and authority to own or lease its properties and conduct its business as presently conducted.

                    (c) The Indenture has been duly authorized, executed and
               delivered by the Company and the Trustee, is duly qualified under the Trust Indenture Act, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, moratorium and other laws affecting the enforceability of creditors' rights and general principles of equity.

                    (d) The Securities have been duly and validly authorized by all necessary corporate action, duly executed on behalf of the Company, and, when authenticated by the Trustee or the Trustee's authenticating agent, and delivered to the several Underwriters against payment therefor in accordance with the provisions of this Agreement, in the case of the Underwriters' Securities, or to the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of Contract Securities, will constitute legal, valid and binding obligations of the Company enforceable in accordance with their terms and entitled to all the benefits of the Indenture, except as


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               enforcement thereof may be limited by applicable bankruptcy, insolvency, moratorium and other laws affecting the enforceability of creditors' rights and general principles of equity.

                    (e) The Indenture and the Securities conform to the
               descriptions thereof in the Final Prospectus, and the statements concerning them accurately set forth the provisions thereof required to be set forth in the Final Prospectus.

                    (f) This Agreement and any Delayed Delivery Contracts have been validly authorized, executed and delivered on behalf of the Company.

                    (g) The Registration Statement and any amendments thereto
               have become effective under the Securities Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement, as amended, has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and (1) the Registration Statement, the Final Prospectus, and each amendment thereof or supplement thereto (except for the financial statements and other financial data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Exchange Act and the respective rules thereunder; (2) such counsel has no reason to believe that, as of its effective date, the Registration Statement or any such amendment (except for the financial statements and other financial data included therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus as amended or supplemented as of its issued date (except for the financial statements and other financial data included therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of the Closing Date, either the Registration Statement or the Final Prospectus as amended or supplemented (except for the financial statements and other financial data included therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (3) the descriptions in the Registration Statement and Final Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and (4) such counsel does not know of any legal or governmental proceedings required to be described in the Final Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Final Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

                    (h) The consummation of the transactions herein contemplated and the fulfillment of the terms hereof or of any Delayed Delivery Contracts will not result in a breach of any of the terms and provisions of, or constitute a default under, (i) any material indenture, mortgage, deed of trust or other agreement or instrument to which, to the knowledge of such counsel, the Company or any of its subsidiaries is a party, or (ii) the certificate of incorporation or by-laws of the Company as presently in effect or, (iii) to the knowledge of such counsel, any order, rule or regulation applicable to the Company or any of its subsidiaries of any court or of any federal or state regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any of its subsidiaries or their properties.

                    (i) No authorization, approval, consent, order, filing or
               other action of any governmental authority or agency is required in connection with the sale of the Securities as contemplated by this Agreement or in any Delayed Delivery Contracts except such as may be required under the Securities Act or under state securities or blue sky laws.

          With respect to the matters set forth in paragraph (g)(2), such counsel may state that his belief is based upon his participation in the preparation of the Registration Statement and the Final Prospectus and any amendments and supplements thereto and upon review and discussion of the contents thereof, but, except for the statements in the Registration Statement and the Final Prospectus referred to in paragraph (g)(3), is without independent check or verification except as otherwise specified.

          (ii) An opinion of Gardner, Carton & Douglas, counsel for the Company, dated the Closing Date, covering the matters in paragraphs (c),(d),
          (e),(f),(g)(1),(g)(2),(g)(3)(other than as to legal and governmental proceedings and contracts and other documents), (h) and (i), provided that as to the matters set forth in paragraph (g) (2) of Section 5 (c)
          (i), such counsel may state that their belief is based upon their participation in the preparation of the Registration Statement and the Final Prospectus and any amendments and supplements thereto (but not the documents incorporated by reference therein) and upon review and discussion of the contents thereof (including the documents incorporated by reference therein), but, except for the statements in the Registration Statement and the Final Prospectus referred to in paragraph (g)(3) (but only as to statutes), is without independent check or verification except as otherwise specified.

          (iii) Such opinion or opinions of counsel for the Underwriters, dated the Closing Date, as to the sufficiency of all corporate proceedings and other legal matters relating to this Agreement, any Delayed Delivery Contracts, the validity of the Securities, the Registration Statement, the Final Prospectus and other related matters as you may reasonably request. The Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of opinions. In connection with such opinions, such counsel may rely on representations or certificates of officers of the Company.

          (iv) A certificate of the President or a Vice President, and the Chief Financial Officer of the Company or its Treasurer, dated the Closing Date, to the effect that:

                    (a) The representations and warranties of the Company in
               Section 2 of this Agreement are true and correct as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

                    (b) No stop order suspending the effectiveness of the
               Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the respective signers of the certificate, are contemplated under the Securities Act.

                    (c) The signers of the certificate have carefully examined the Registration Statement and the Final Prospectus; neither the Registration Statement, the Final Prospectus nor any amendment or supplement thereto includes, as of the Closing Date, any untrue statement of a material fact or omits, as of the Closing Date, to state any material fact required to be stated therein or necessary to make the statements therein not misleading; since the latest respective dates as of which information is given in the Registration Statement, there has been no material adverse change in the condition (financial or otherwise), business or results of operations of the Company and its consolidated subsidiaries, considered as a whole, except as set forth in or contemplated by the Final Prospectus; and since the effective date of the Registration Statement, as amended, no event has occurred which is required to be set forth in the Final Prospectus which has not been so set forth.

          (v) Letters from Arthur Andersen LLP, dated the date hereof (and delivered prior to the execution and delivery of this Agreement) and the Closing Date, addressed to you substantially in the form heretofore approved by you.

          (d) Prior to the Closing Date, the Company shall have furnished to you such further certificates and documents as you may reasonably request.

          (e) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

If any condition of the Underwriters' obligations required to be satisfied prior to the Closing Date is not so satisfied, this Agreement may be terminated by you by notice in writing or by facsimile transmission to the Company.

In rendering the opinions described in Sections 5(c)(i), (ii) and (iii), counsel for the Company, and counsel for the Underwriters may, as to matters involving the laws of any state other than Illinois, rely upon the opinion or opinions of local counsel satisfactory to you, but in such case a signed copy of each such opinion shall be furnished to you.

All such opinions (including opinions, if any, of local counsel), certificates, letters and documents will be in compliance with the provisions hereof only if they are in all material respects satisfactory to you and to counsel for the Underwriters, as to which both you and such counsel shall act reasonably. The Company will furnish you with such conformed copies of such opinions, certificates, letters and documents as you request.

You, on behalf of the Underwriters, may waive in writing the compliance by the Company with any one or more of the foregoing conditions or extend the time for their performance.

     6. TERMINATION OF AGREEMENT. This Agreement may be terminated by you on behalf of the Underwriters by notice in writing delivered to the Company prior to the Closing Date if prior to such time (i) any change, or any development involving a prospective change in or affecting particularly the business or properties of the Company and its subsidiaries that, in your reasonable judgment, materially impairs the investment quality of the Securities, (ii) trading in the Company's common stock shall have been suspended by the Commission on the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, in either case to such a degree as would in your judgment materially adversely affect the market for the Securities; (iii) a general moratorium on commercial banking activities in the State of New York or the United States shall have been declared by Federal authorities; (iv) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act, or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than announcements that have no implication of a possible downgrading), or (v) there has occurred any material outbreak, or material escalation, of hostilities involving the United States or other national or international calamity or crisis, of such magnitude and severity in its effect on the financial markets of the United States, in your reasonable judgment, as to prevent or materially impair the marketing, or enforcement of contracts for sale, of the Securities.

If this Agreement is terminated by you because of any failure on the part of the Company to comply with any of the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company is unable to perform its obligations under this Agreement, the Company shall pay, in addition to the costs and expenses referred to in Section 4(g), all reasonable out-of-pocket expenses incurred by the Underwriters in contemplation of the performance by them of their obligations hereunder, including the reasonable fees and disbursements of counsel for the Underwriters, the Underwriters' reasonable printing and travel expenses, and postage and telephone charges relating directly to the offering contemplated by the Final Prospectus, and also including advertising expenses incurred after the effective date of the Registration Statement, it being understood that such out-of-pocket expenses shall not include any compensation, salaries or wages of the officers, partners or employees of any of the Underwriters.

The Company shall not in any event be liable to the several Underwriters for damages on account of loss of anticipated profits arising out of the transactions contemplated by this Agreement.

     7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereof, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use in the preparation thereof; and provided, further, that the foregoing indemnification with respect to the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities, if such Underwriter failed to send or give copies of the Final Prospectus, as amended or supplemented, excluding documents incorporated therein by reference, to such person at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of a material fact contained in the Basic Prospectus or any Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each person, if any, who controls the Company either within the meaning of the Securities Act or the Exchange Act, each of its directors and each of its officers who has signed the Registration Statement, against any losses, claims, damages or liabilities to which the Company, any such controlling person or any such director or officer may become subject, under the Securities Act, the Exchange Act, or otherwise, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through you specifically for use in the preparation of the documents referred to in the foregoing indemnity, provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions actually received by such Underwriter in connection with the sale of the Securities. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page of the Final Prospectus and under the heading "Underwriting" or "Plan of Distribution" and, if Schedule I provides for sale of Securities pursuant to delayed delivery arrangements, in the last sentence under the heading "Delayed Delivery Arrangements" in the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Final Prospectus, and you confirm that such statements are correct. This indemnity agreement will be in addition to any liability which each such Underwriter may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or in addition to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt by such indemnified party of notice from the indemnifying party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
     Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representatives of the Underwriters in the case of subparagraph (a), representing the indemnified parties under subparagraph (a) or (b), as the case may be, who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; provided, further, that, with respect to legal and other expenses incurred by an indemnified party for which an indemnifying party shall be liable hereunder, all such legal fees and expenses shall be reimbursed by the indemnifying party as they are incurred.

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this Section 8 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on grounds of policy or otherwise, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Securities set forth in Schedule I and the Company is responsible for the balance; provided, however, that (i) in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of the Securities Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clause (i) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

     8. DEFAULT BY AN UNDERWRITER. If the Underwriters' obligations to purchase Securities pursuant to Section 3 are several and not joint and if any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement and unless otherwise provided in
Schedule I, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II bear to the aggregate amount of Securities set opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule II, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     9. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY. The respective indemnities, agreements, representations and warranties of the Company and the several Underwriters, set forth in or made pursuant to this Agreement, will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company or any of its officers or directors or any controlling person, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 shall survive the termination or cancellation of this Agreement.

     10. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or sent by facsimile transmission and confirmed to them, at the address specified in Schedule I ; or, if sent to the Company, will be mailed, delivered or sent by facsimile transmission and confirmed to the Company at 3600 West Lake Avenue, Glenview, Illinois 60025-5811, Attention: Treasurer.

     11. SUCCESSORS; GOVERNING LAW. This Agreement will inure to the benefit of and be binding upon the parties hereto and the officers and directors and controlling persons referred to in Section 8 and their respective successors, assigns, heirs, executors and administrators, and no other persons will have any right or obligation hereunder. The terms "successors" and "assigns" as used herein shall not include a purchaser as such from any Underwriter. This Agreement shall be governed by and construed and enforced in accordance with, the internal laws of the State of Illinois.

     12. BUSINESS DAY. For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange is open for trading.

     If the foregoing is in accordance with your understanding of our agreement, sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                                      Very truly yours,

                                                      ILLINOIS TOOL WORKS INC.


                                                      By: /s/ Jon C. Kinney
                                                         ----------------------
                                                         Jon C. Kinney
                                                         Senior Vice President &
                                                         Chief Financial Officer



The foregoing Underwriting Agreement is confirmed and accepted by us in Chicago, Illinois, acting on behalf of ourselves, the other Representatives (if any), and the several Underwriters (if any) named in the annexed Schedule II, as of the date first above written.

SALOMON SMITH BARNEY INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
          INCORPORATED
FIRST CHICAGO CAPITAL MARKETS, INC.

By:  SALOMON SMITH BARNEY INC.


     By: /s/ Thomas J. Sullivan
        ---------------------------
        Thomas J. Sullivan

                                   SCHEDULE I

UNDERWRITING AGREEMENT DATED February 19, 1999

REGISTRATION STATEMENT NO. 333-70691

REPRESENTATIVES:                         Salomon Smith Barney Inc.
                                         Merrill Lynch, Pierce, Fenner & Smith
                                                   Incorporated
                                         First Chicago Capital Markets, Inc.


TITLE, PURCHASE PRICE AND DESCRIPTION OF SECURITIES:

       Title:                                5 3/4% Notes due 2009

       Aggregate Principal Amount:           $500,000,000

       Price to Public:                      99.931%

       Purchase Price by Underwriter
          (include accrued interest or
       amortization if applicable):          99.281%

       Maturity:                             March 1, 2009

       Interest Rate:                        5 3/4%

       Interest Payment Dates:               March 1 and September 1

       Regular Record Dates:                 February 15 and August 15

       Redemption Provisions:                At the Company's option at any time at a price
                                             equal to the greater of par or a make-whole amount
                                             calculated on the basis of 12.5 basis
                                             points over the applicable Treasury Rate

       Sinking Fund Provisions:              None
       Other Provisions:                     None

SALE AND DELIVERY PROVISIONS UNDER SECTION 3:

       Obligation to Purchase is:            several and not joint [X]

                                             several and not joint;
                                             provided, however that,
                                             notwithstanding the
                                             provisions of Section 9 of
                                             the Underwriting Agreement,
                                             the Representative(s)
                                             listed above will, subject
                                             to the terms and conditions
                                             hereof, purchase or cause
                                             to be purchased any
                                             Securities which any
                                             defaulting Underwriter or
                                             Underwriters have agreed
                                             but failed or refused to
                                             purchase pursuant to
                                             Section 3 hereof [_]

                                             joint and several [_]

       Payment to Be Made in:                New York Clearinghouse (same day) funds [_]
                                             or Federal (same day) funds [X]

       Delivery of Securities:               Physical delivery to Underwriters through
                                             Representatives [_]

                                             or delivery to Underwriters
                                             through facilities of DTC
                                             by delivery to DTC of one
                                             or more definitive global
                                             securities in book-entry
                                             form [X]

CLOSING DATE, TIME AND LOCATION:             9:00 a.m., February 24, 1999, at the offices of
                                             Gardner, Carton & Douglas, 321 North Clark Street,
                                             Chicago, Illinois  60610

ADDRESS FOR NOTICE TO REPRESENTATIVES:       Salomon Smith Barney Inc.
                                             Merrill Lynch, Pierce, Fenner & Smith
                                                       Incorporated
                                             First Chicago Capital Markets, Inc.
                                             c/o Salomon Smith Barney Inc.
                                             390 Greenwich Street
                                             4th Floor
                                             New York, NY 10013

                                  SCHEDULE II

                                                                   PRINCIPAL
              UNDERWRITERS                                          AMOUNT
              ------------                                         ---------
     Salomon Smith Barney Inc.                                     $250,000,000
     Merrill Lynch, Pierce, Fenner & Smith                          150,000,000
                 Incorporated
     First Chicago Capital Markets, Inc.                            100,000,000
                                                                    -----------
                  Total                                            $500,000,000
                                                                    ===========

                                  SCHEDULE III

                           DELAYED DELIVERY CONTRACT

                                                                            , 19

[Insert name and address  of lead Representative]

Ladies and Gentlemen:

     The undersigned hereby agrees to purchase from Illinois Tool Works Inc. (the "Company"), and the Company agrees to sell to the undersigned, on [ ], 19 , (the "Delivery Date"), $[ ] principal amount of the Company's [ ] (the "Securities") offered by the Company's Final Prospectus dated [ ], 19 , receipt of a copy of which is acknowledged, at a purchase price of [ ]% of the principal amount thereof, plus accrued interest, if any, thereon from [ ], 19 , to the date of payment and delivery, and on the further terms and conditions set forth in this contract.

     Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 AM on the Delivery Date to or upon the order of the Company in New York Clearinghouse (same day) funds or Federal (same day) funds, as specified in Schedule I to the Underwriting Agreement referred to in the Final Prospectus mentioned above, at your office or at such other place as shall be agreed between the Company and the undersigned upon delivery to the undersigned of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on the Delivery Date.

     The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that
(i) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (ii) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Final Prospectus mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

     This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

     It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

     This agreement shall be governed by and construed and enforced in accordance with, the internal laws of the State of Illinois.

                                              Very truly yours,


                                              (Name of Purchaser)

                                              By
                                                 ------------------------------
                                                (Signature and Title of Officer)


                                                (Address)

Accepted:
ILLINOIS TOOL WORKS INC.

By
  ----------------------------
   (Authorized Signature)